Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions

Note 14 - Related Party Transactions

The Company has granted loans to certain directors and executive officers and their related interests. Such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers and, in management’s opinion, do not involve more than the normal risk of collectability. All loans to directors and executive officers or their related interests are submitted to the Board of Directors for approval. A summary of loans to directors, executive officers and their related interests follows:

	2019	2018
	(dollars in thousands)
Balance, at beginning of the year	$9,284	$8,692
Disbursements during the year	4,833	1,902
Collections during the year	(3,822)	(1,310)
Balance, at end of the year	$10,295	$9,284

At December 31, 2019, the Company had approved, but unused lines of credit, totaling $1.3 million to executive officers and directors, and their related interests, compared to $3.9 million at December 31, 2018. In addition, at December 31, 2019, the Company had $12.7 million of deposits for executive officers and directors, and their related interest compared to $10.6 million at December 31, 2018. In addition to deposits and loans, certain directors have been issued the subordinated debt of the Company. The amount of related interest in the Company’s subordinated debt in 2019 is $1.1 million compared to $795,000 at December 31, 2018.

During 2017, the Company’s broker-dealer subsidiary (The Strategic Alliance Corp) brokered a private placement offering in the amount of $4.1 million, producing revenue in 2017 of $202,250. Certain officers and directors of the Bank were involved with the transaction as investors in the private placement.